EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002
     I, Robert L. Kirkman, M.D., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Oncothyreon Inc. on Form 10-Q for the quarterly period ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Oncothyreon Inc.

August 11, 2008	/s/ Robert L. Kirkman, M.D.
Robert L. Kirkman, M.D.,
Chief Executive Officer and President (Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002
     I, Edward A. Taylor, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Oncothyreon Inc. on Form 10-Q for the quarterly period ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Oncothyreon Inc.

August 11, 2008	/s/ Edward A. Taylor
Edward A. Taylor,
Chief Financial Officer and Vice President (Principal Financial and Accounting Officer)

     A signed original of each of the written statements above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Oncothyreon Inc. and will be retained by Oncothyreon Inc. and furnished to the Securities and Exchange Commission or its staff upon request.
     This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by Oncothyreon Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Oncothyreon Inc. specifically incorporates it by reference.